Contractual Commitments	12 Months Ended
Dec. 31, 2017
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Contractual Commitments

29. CONTRACTUAL COMMITMENTS

29.a) Agreements of extension of concessions

•	Neuquén

Loma La Lata—Sierra Barrosa Areas

On December 28, 2000, through Decree No. 1,252/2000, the Argentine Federal Executive Branch (the “Federal Executive”) extended for an additional term of 10 years (until November 2027) the concession for the exploitation of Loma La Lata – Sierra Barrosa area granted to YPF. The extension was granted under the terms and conditions of the Extension Agreement executed between the Argentine Government, the Province of Neuquén and YPF on December 5, 2000. Under this agreement, YPF paid US$ 300 million to the Argentine Government for the extension of the concession mentioned above and committed, among other things, to define a disbursement and investment program of US$ 8,000 million in the Province of Neuquén from 2000 to 2017 and to pay to the Province of Neuquén 5% of the net cash flows arising out of the concession during each year of the extension term. The previously mentioned commitments have been affected by the changes in economic rules established by the Public Emergency Law.

On July 24, 2013, in order to make feasible the implementation of a non-conventional hydrocarbons project, YPF and the Province of Neuquén signed an Agreement under which the Province of Neuquén agreed to (i) separate from the Loma La Lata – Sierra Barrosa exploitation concession a surface area of 327.5 km2; (ii) incorporate such separated surface area into the surface area of the Loma Campana exploitation concession, forming a surface area of 395 km2 and (iii) extend the Loma Campana exploitation concession for a term of 22 years starting from the date of its expiration (until November 11, 2048).

The commitments made by the Company are as follows: (i) payment of US$ 20 million in consideration for the effect that the separation of surface from the Area Loma La Lata—Loma Campana has on the conventional production, payable within 15 days of the legislative ratification of the Agreement; (ii) payment of US$ 45 million on the Corporate Social Responsibility concept, payable during the years 2013, 2014 and 2015; (iii) payment of 5% on the investment project profits after taxes, applicable as from December 2027; (iv) 50% reduction, as from August 2012, of the subsidy applicable to the price of natural gas for the Methanol Plant according to the terms of the Commitment Act of 1998 signed between the Company and the Province of Neuquén; (v) make an investment of US$ 1 billion within a period of 18 months beginning on July 16, 2013; and vi) prioritize the recruitment of labor, suppliers and services based in Neuquén.

Rincón del Mangrullo Block

On August 1, 2017, YPF and the Province of Neuquén Agreement entered into an Agreement whereby they agreed the terms for obtaining an Unconventional Exploitation Concession in the Rincón del Mangrullo block (the “Block”), which will result in an increase of the current activity of the Block and an extension of the current effective term, which expires in 2022. As of the granting of the new concession, YPF may exploit the Block until 2052, with the possibility of re-extending this term.

Through this agreement, YPF is committed to investing US$150 million to carry out a pilot program consisting of the drilling of 13 wells to continue the development of the Mulichinco formation and investigate other formations such as Vaca Muerta and Lajas.

On August 11, 2017, the unconventional exploitation concession of the Block was granted in favor of YPF by Provincial Decree No. 1,316/17, as of that date, the Agreement entered into force.

YPF currently has subscribed an Investment Agreement with Petrolera Pampa S.A. (“Pampa”), through which the Company operates the area and Pampa participates in the production arising from certain formations of the Block, and YPF maintains 100% of the rights to Vaca Muerta and Quintuco. Within this framework, YPF will hold 100% of the new Concession of Unconventional Exploitation and the current concession of the Block, continuing with the Investment Agreement with Pampa.

Other concessions

Additionally, in 2008 and 2009, YPF entered into a series of agreements with the Province of Neuquén, to extend for ten additional years the term of the production concessions on several areas located in that province, which, as result of the above mentioned agreement, will expire between 2026 and 2027. As a condition for the extension of these concessions, YPF undertook the following commitments, among others, upon the execution of the agreements: (i) to make to the Province total initial payments of US$ 204 million; (ii) to pay in cash to the Province an “Extraordinary Production Royalty” of 3% of the production of the areas involved. In addition, the parties agreed to make adjustments of up to an additional 3% in the event of an extraordinary income according to the mechanisms and reference values established in each signed agreement and (iii) to carry out exploration activities in the remaining exploration areas and make certain investments and expenditures in the production concessions that are the purpose of the agreements in a total amount of US$ 3,512 million until the expiring date of the concessions.

•	Mendoza

In April 2011, YPF entered into an agreement with the Province of Mendoza to extend for 10 years the term of certain exploitation concessions (one of which is “La Ventana”), and the transportation concessions located in the province, from the expiration of the original terms of the grant.

By signing the memorandum of agreement, YPF assumed certain commitments within which includes: (i) to make initial payments to the province of Mendoza in an aggregate amount of approximately US$ 135 million, on the date specified in the agreement; (ii) to pay the province of Mendoza an “Extraordinary Production Royalty” of 3% of the production of the areas included in the agreement. In addition, the parties agreed to make additional adjustments in the event of extraordinary income due to lower export duties or a higher monthly average price of crude oil and/or natural gas according to a mechanism and reference values established in the memorandum of agreement; (iii) to carry out exploration activities and make certain investments and expenditures in a total amount of US$ 4,113 million until the expiration of the extended term, as stipulated in the agreement; and; (iv) to make payments equal to 0.3% of the annual amount paid as “Extraordinary Production Royalty” intended for the Institutional Strengthening Fund, in order to purchase equipment and finance training activities, logistics and operational expenses in certain government agencies of the province of Mendoza specified in the agreement, among others.

•	Santa Cruz

During November 2012, YPF entered into an agreement with the Province of Santa Cruz to extend for 25 years the term of certain exploitation concessions, from the expiration of their original terms.

By signing the memorandum of agreement, YPF assumed certain commitments which include: (i) to make initial payments to the province of Santa Cruz in an aggregate amount of approximately of US$ 200 million, on the date specified in the agreement; (ii) to pay the province of Santa Cruz a Production Royalty of 12% plus an additional of 3% over the production of conventional hydrocarbons; (iii) to pay the province of Santa Cruz a Production Royalty of 10% over the production of unconventional hydrocarbons; (iv) to make certain investments on the exploitation concessions, as stipulated in the agreement; (v) to carry out exploration activities in the remaining exploration areas; (vi) to contribute with social infrastructure investments within the province of Santa Cruz in an amount equivalent to 20% of the amount of the extension royalty; and (vii) to define and prioritize a remediation plan of environmental liabilities with reasonable technical criteria and the extent of remediation tasks within the term of the concessions.

Moreover, on September 1, 2017, by Decree 773/17 issued by the Government of the Province of Santa Cruz, YPF received the award of the El Turbio area that had been offered by the province through the National and International Public Tender No. 03/IESC/17. On September 25, 2017, YPF subscribed the contract for the exploration and potential exploitation of the area.

•	Salta

On October 23, 2012, YPF entered into an agreement with the province of Salta to extend for 10 years the original term of certain exploitation concessions from the expiration of their original terms. YPF and associated signatory companies (Tecpetrol S.A., Petrobras Argentina S.A., Compañía General de Combustibles S.A. and Ledesma SAAI) by signing the memorandum of agreement made, among others, the following commitments: (i) conducting in the Aguaragüe area, on the dates indicated in the agreement and during the first two years, the following investments: a minimum amount in development plans, involving the drilling of development wells (at least 3) and expansion of production facilities and treatment of hydrocarbons of US$ 36 million, (ii) YPF and each of the associated signatory companies will recognize for the province a special extraordinary contribution equal to 25% of the amount corresponding to royalties of 12% referred to in art. 59 and 62 of Law 17,319, (iii) YPF and each of the associated signatory companies will recognize for the province an additional payment to the special extraordinary contribution, only when conditions of extraordinary income are verified in the marketing of oil crude production and natural gas from the concessions, under price increase obtained by each party, from the sum of US$ 90/bbl in the case of crude oil production and the sum equivalent to 70% of import gas prices, (iv) YPF and each of the associated signatory companies will pay to the province, and in the proportion that corresponds to each one, a one-time sum of US$ 5 million in the concept of bonus extension, (v) YPF and the associated signatory companies undertake to make investments for a minimum amount of US$ 30 million in additional exploration work to be implemented in the concessions.

On April 3, 2017, YPF subscribed an Amendment Agreement with the Province of Salta for purpose of amending the agreement entered into on October 23, 2012. The signatories are the same in both Agreements. The Amendment Agreement establishes that the obligations described in paragraphs (i), (ii) and (iv) have been met, and with respect to the obligations referred to in paragraph (v), it establishes that they will be replaced by the drilling of 2 development wells for a minimum amount of US$ 26 million. In the event that the development wells yield satisfactory productive results for YPF and the associated companies, contingent on such results, the parties agreed to drill an additional development well. The parties have begun to fulfill this commitment and will finalize it within 365 calendar days of the effective date of such agreement. Furthermore, YPF and the signatory associated companies must drill an exploration well for an amount of US$4 million within the term of 365 days of the effective date of the Amendment Agreement.

•	Chubut

On October 2, 2013, the Province of Chubut published the law for the approval of the Agreement to Extend the Exploitation Concessions El Tordillo, La Tapera and Puesto Quiroga, located in the Province of Chubut. YPF holds 12.196% of the concessions, while Petrobras Argentina S.A. holds 35.67% and Tecpetrol S.A. holds the remaining 52.133%. The Concessions were extended for a 30-year period counted as from the year 2017. The main terms and conditions agreed by the Province of Chubut comprise the commitment of the companies belonging to the JO to make the following payments and contributions: (i) paying US$ 18 million as Historical Remediation Bonus; (ii) paying a Compensation Bonus amounting to a fixed 4% over the production of gas and oil since 2013 (this is calculated as an additional royalty); (iii) covering expenses and investments related to the protection and conservation of the environment; (iv) maintaining a minimum amount of equipment for drilling and work-overs in operation; (v) after the first ten years of extension, Petrominera S.E. will acquire a 10% interest in the exploitation concessions.

Furthermore, on December 26, 2013, YPF and the Province of Chubut signed an Agreement for the extension of the original term of the Concessions for the Exploitation of Restinga Alí, Sarmiento, Campamento Central – Cañadón Perdido, Manantiales Behr and El Trébol. The Extension Agreement was ratified by the Legislature of the Province of Chubut on January 17, 2014, and by the Company’s Board of Directors on February 24, 2014; thus complying with the conditions precedent established in the Extension Agreement. The following are the main terms and conditions agreed with the Province of Chubut: YPF holds 100% of the exploitation concessions, except for the concession Campamento Central – Cañadón Perdido, where ENAP SIPETROL S.A. holds 50%. A 30-year extension was established for the terms of the exploitation concessions that expire in the years 2017 (Campamento Central – Cañadón Perdido and El Trébol – Escalante), 2015 (Restinga Alí) and 2016 (Manantiales Behr). YPF undertook, among others, the following obligations: (i) to pay a Historical Compensation Bonus of US$ 30 million; (ii) to pay to the Province of Chubut the Hydrocarbons Compensation Bonus amounting to 3% of the oil and gas production (calculated as an additional royalty); (iii) to meet a minimum level of investment; (iv) to maintain a minimum amount of equipment for drilling and work-over under hire and in operation; and (v) to assign to Petrominera S.E. 41% of YPF’s interest in the exploitation concessions of El Tordillo, La Tapera and Puesto Quiroga (amounting to 5% of the total concessions) and in the related JO.

•	Rio Negro

In December 2014, YPF, YSUR Energía Argentina S.R.L., YSUR Petrolera Argentina S.A. (companies merged with YPF) entered into a Renegotiation Agreement with the Province of Rio Negro to extending for 10 years the original term of the following exploitation concessions as from maturity of their original granting terms: (i) “El Medanito”, “Barranca de los Loros”, “Señal Picada-Punta Barda”, “Bajo del Piche” where YPF holds 100%, up to November 14, 2027; (ii) “Los Caldenes” where YPF holds 100%, up to September 19, 2036; (iii) “Estación Fernández Oro”, where YSUR Energía Argentina S.R.L. holds 100%, up to August 16, 2026; and (iv) “El Santiagueño” where YSUR Petrolera Argentina S.A. holds 100%, up to September 6, 2025.

The Renegotiation Agreement was confirmed by the legislature of the Province of Rio Negro by the issuance of Provincial Law No. 5027 dated December 30, 2014. The companies signing the Renegotiation Agreement assumed the following commitments, among others: (i) payment of US$ 46 million as Fixed Bonus, (ii) contributions to social development and institutional strengthening amounting to US$ 9.2 million, (iii) supplementary contributions equivalent to 3% of the monthly oil production and 3% of the monthly gas production, (iv) annual contributions for training, research and development, (v) compliance with a minimal development and investment plan, and (vi) investment for the execution of environmental remediation plans.

•	Tierra del Fuego

Concessions of Tierra del Fuego, Los Chorrillos and Lago Fuego

The Company has negotiated with the Executive Office of the province of Tierra del Fuego the terms in order to extend their concessions in such province, having signed, on December 18, 2013, the Agreement of Extension of concessions of Tierra del Fuego (until November 14, 2027), Los Chorrillos (until April 18, 2026) and Lago Fuego (until November 6, 2027). On October 10, 2014, Act No. 998 and Act No. 997 approving the extension agreements were enacted.

Magallanes Area

On August 25, 2017, YPF signed an Extension Agreement with the province of Tierra del Fuego (hereinafter the “Memorandum of Agreement”) to extend the original term of the concession for the exploitation of hydrocarbons on the Magallanes Area owned by YPF, in the fraction corresponding to the granting jurisdiction of the Province of Tierra del Fuego for a period of ten years until November 14, 2027 under the terms set forth in Article 35 of the Hydrocarbons Law No. 17,319.

Moreover, the Memorandum of Agreement executed between YPF and the Province of Tierra del Fuego establishes, among others, the following points: (i) the payment of the sum of US$7.9 million as an extension bonus, (ii) a commitment to invest in the Area until the end of the extension period; and (iii) the payment to the Province of Tierra del Fuego as royalties of 15% of the computable production of crude oil and natural gas from the Area, in the portion located within the jurisdiction, in accordance with the provisions set forth in Article 59 of Law No. 17,319.

The Memorandum of Agreement was ratified by Provincial Decree N° 2.406/17 dated September 5, 2017 and provincial law N° 1.178 promulgated on September 19, 2017.

•	National Executive Branch

The National Executive Branch by Administrative Decision No. 1/2016, published on January 8, 2016, extended the term of the exploitation concession in the Magallanes area for the National Government’s portion, as from November 14, 2017 for a period of 10 years, in accordance with Section 35 of Law No. 17,319.

The Administrative Decision No. 1/2016 establishes the following terms and conditions: (i) approval of the investment plan (ii) the payment of US$ 12.5 million as an extension bonus, which has been appealed by YPF as to its calculation which has not been defined to date, and (iii) the payment of 15% of royalties on the production of hydrocarbons pursuant to Article 59 of Law No. 27,007.

29.b) Project investment agreements

•	Agreements for the development of Loma La Lata Norte and Loma Campana areas

On July 16, 2013, the Company and subsidiaries of Chevron Corporation (“Chevron”) subscribed a Project Investment Agreement (the “LC Agreement”) with the objective of the joint exploitation of unconventional hydrocarbons in the province of Neuquén. The LC Agreement contemplates an expenditure, subject to certain conditions, of US$ 1,240 million by Chevron for the first phase of work to develop about 20 km2 (the “pilot project”) (4,942 acres) of the 395 km2 (97,607 acres) corresponding to the area dedicated to the project, located in the aforementioned province and includes Loma La Lata Norte and Loma Campana areas. This first pilot project includes the drilling of more than 100 wells.

During September 2013, and upon the fulfillment of certain conditions precedent (which included the granting of an extension of the Loma Campana concession maturity until 2048 and the unitization of that area with the sub-area Loma La Lata Norte), Chevron made the initial payment of US$ 300 million.

On December 10, 2013, the Company and some of its subsidiaries and subsidiaries of Chevron successfully completed the pending documents for the closing of the Investment Project Agreement, which enables the disbursement by Chevron of US$ 940 million, in addition to the US$ 300 million that such company has already disbursed. For such purposes, the Company and Chevron made the necessary contracts for the assignment in favor of Compañía de Hidrocarburo No Convencional S.R.L. (“CHNC”) of 50% of the exploitation concession Loma Campana, and supplementary agreements including the contract for the organization of the JO and the Joint Operating Agreement for the operation of Loma Campana, where YPF participates as area operator.

The Company indirectly holds 100% of the capital stock of CHNC, but under the existing contractual arrangements, it does not make financial or operative decisions relevant to CHNC and does not fund its activities either. Therefore, the Company is not exposed to any risk or rewards due to its interest in CHNC. Thus, as required by IFRS, the Company has valued its interest in CHNC at cost, which is not significant, and has not recorded any profit or loss for such interest for the years ended December 31, 2017, 2016 and 2015.

Considering the rights that Chevron could exercise in the future over CHNC to access to the 50% of the concession and supplementary rights, and as a guarantee for such rights and other obligations under the LC Agreement, a pledge over the shares of YPF’s affiliate, which is an indirect holder of YPF’s interest in CHNC, has been made in favor of Chevron.

In this context, and considering that YPF is the Loma Campana area operator, the parties have executed a Project Obligations, Indemnities and Guarantee Agreement, by virtue of which the Company makes certain representations and guarantees in relation to the LC Agreement. This guarantee on the operation and management of the Project does not include the project’s performance or return on investment, both at the exclusive risk of Chevron.

Finally, other supplementary agreements and documents related to the LC Agreement have been signed, including: (a) the agreement for the allocation of certain benefits deriving from Decree No. 929/2013 from YPF to CHNC; (b) terms and conditions for YPF’s acquisition of natural gas and crude oil pertaining to CHNC for 50% of the interest in the Loma Campana area; and (c) certain agreements for the technical assistance of Chevron to YPF.

During April 2014, YPF and certain of its subsidiaries and subsidiaries of Chevron, successfully completed the second phase of the LC Agreement and Chevron has confirmed its decision to continue with the investment project in unconventional hydrocarbons in the Loma Campana area, thereby commencing the third phase of such project. The duration of this third phase will encompass the life of the project, until the expiration of the Loma Campana concession.

During fiscal years 2017, 2016 and 2015, YPF and CHNC carried out transactions, among others, the purchases of gas and crude oil by YPF for 5,672, 5,912 and 3,556, respectively. These transactions will be consummated in accordance with the general and regulatory conditions of the market. The net balance payable to CHNC as of December 31, 2017, 2016 and 2015 amounts to 654, 544 and 553, respectively.

•	Agreements for the development of the Chihuído de la Sierra NegraSudeste– Narambuena area

During April 2014, YPF and Chevron signed a new project investment agreement with the objective of the joint exploration of unconventional hydrocarbons in the Province of Neuquén, within the area Chihuido de la Sierra Negra Sudeste – Narambuena. The investment will be undertaken exclusively by, and at the sole risk of, Chevron. The investment will be disbursed in two stages.

To this end, the Company and Chevron entered into the necessary agreements to implement the assignment to Compañía de Desarrollo No Convencional S.R.L (“CDNC”) of (a) a 50% interest in the Narambuena Exploration Project Area and (b) a 7% legal interest in the Exploitation Concession of Chihuido de la Sierra Negra in Neuquén and Mendoza. However, contractual rights of Chevron are limited to Narambuena Area, as YPF will hold 100% ownership of the conventional production and reserves outside the Project Area and Desfiladero Bayo field. On May 29, 2015, the first phase of the agreement was closed with the perfection of the relevant assignments.

In October 2017, Chevron decided to go ahead with the second phase of the project that consists of the drilling and completion of 43 horizontal wells in the period 2018 – 2019. The Company indirectly holds a 100% interest in the capital stock of CDNC; however, as pursuant to effective contractual agreements, the Company neither exercises CDNC’s relevant financial and operating decision-making rights nor funds its activities, the Company is not exposed to risks and benefits for its interest in CDNC. Therefore, according to IFRS, the Company has valued its interest in CDNC at cost, which is not significant, and has not recorded any income (loss) for the said interest for the fiscal years ended December 31, 2017, 2016 and 2015.

•	Agreements for the development of El Orejano area

On September 23, 2013, the Company, Dow Europe Holding B.V. and PBB Polisur S.A., (hereinafter, collectively, “Dow”) signed an agreement (the “Dow Agreement”), which contemplates an expenditure by both parties of up to US$ 188 million which will be directed towards the joint exploitation of an unconventional gas pilot project in the Province of Neuquén, in the area of “El Orejano. Dow contributed US$120 million out of the US$188 million provided by means of a financing agreement convertible into a participation in the project, which includes a first phase of work during which 16 wells would be drilled.

On October 22, 2015, both parties agreed to an addendum to the Dow Agreement which provides, among other things, for: (i) an increase in the amount to be disbursed by Dow, by US$ 60 million, totaling US$ 180 million, through a convertible financing in an interest in the project, for the same purposes and effects than those of the previous disbursements, and (ii) the extension of the time period during which Dow may exercise the conversion option, up to December 18, 2015. On October 30, 2015, the Company received the additional amounts committed.

On December 15, 2015, Dow exercised the option provided for in the Dow Agreement, whereby YPF has assigned 50% of its interest in the exploitation concession of “El Orejano” area, which amounts to a total area of 45km2, in the Province of Neuquén.

In addition, the parties have formed a JO for the exploration, evaluation, exploitation and development of hydrocarbons in “El Orejano” area, which became effective on January 1, 2016 and in which Dow and YPF each have a 50% interest.

•	Agreements for the development of Rincón del Mangrullo area

On November 6, 2013, the Company and Petrolera Pampa S.A. (hereinafter “Petrolera Pampa”) signed an investment agreement under which Petrolera Pampa undertakes to invest US$ 151.5 million in exchange for 50% of the interest in the production of hydrocarbons in the area of Rincón del Mangrullo in the Province of Neuquén, pertaining to the formation “Formación Mulichinco” (hereinafter the “Area”), where YPF will be area operator.

During this first stage, Petrolera Pampa has committed to invest US$ 81.5 million for the drilling of 17 wells and the acquisition and analysis of about 40 km2 of 3D seismic data.

The second phase investment includes an investment of US$ 70 million to drill 15 wells.

As of December 31, 2015, the two stages were completed.

On May 26, 2015, a supplementary agreement (the “Amendment”) to the investment agreement dated November 6, 2013 was signed. The Amendment established an interest of 50% of each of the parties in the entire production, costs and investments for the development of the Area with retroactive effect from January 1, 2015, excluding from the agreement only the formations of Vaca Muerta and Quintuco. It should be noted that on July 14, 2015, the necessary requirements for the effectiveness of the said Amendment were met.

Such investments include surface facilities in the area of US$ 150 million, which include the first expansion stage of the treatment facilities, bringing the current capacity of 2 to 4 million cubic meters per day to allow the conditioning and evacuation of future production from the block. The Amendment also includes the expansion of the investment commitment of Petrolera Pampa in a third investment phase of US$ 22.5 million, for the drilling of additional wells targeting the Mulichinco Formation.This third phase began on July 1, 2016, and the disbursement of US$ 15 million was completed by December 31, 2016. The remaining a balance of US$ 7.5 million was completed during the fiscal year ended December 31, 2017.

In addition, the Amendment includes an exploratory program for the Lajas formation as a goal, for the period 2015-2016. As of December 31, 2017, the exploratory well drilled in 2015 is undergoing production. As of the date of issuance of these consolidated financial statements, YPF and Petrolera Pampa are defining the coordinates of the second exploratory well of stage 1 to be drilled in 2018. According to the results, Pampa may choose to continue with a second investment stage with the same goal.

•	Agreements for the development of La Amarga Chica area

On August 28, 2014, the Company subscribed a preliminary agreement with Petronas (E&P) Overseas Ventures Sdn. Bhd, (hereinafter, “Petronas”), whereby YPF and Petronas agreed on the main terms and conditions to jointly develop a shale oil pilot project in three annual phases involving a jointly investment of up to US$ 550 million in the La Amarga Chica area, province of Neuquén. Petronas will invest US$ 475 million and YPF will invest US$ 75 million. YPF will be the operator of the area and will assign a 50% interest in the concession to Petronas E&P Argentina S.A. (hereinafter “PEPASA”), a Petronas affiliate. Dated December 10, 2014 the Company and PEPASA, entered into the Investment Project Agreement based on the terms established in the preliminary agreement executed with Petronas.

Likewise, the parties signed the following supplementary agreements to the Investment Project Agreement: (a) Assignment Agreement for the assignment of 50% of the concession of the La Amarga Chica area; (b) JO formation contract; (c) JO Agreement; (d) Assignment Guarantee Agreement; (e) First Option Agreement for trading crude oil; and (f) Assignment of Rights on Hydrocarbon Export Agreement.

Additionally, Petronas granted a payment guarantee for certain financial obligations assumed by PEPASA under the Investment Agreement.

Once contributions of each annual phase of the Pilot Plan have been made, PEPASA will be entitled to excercise a right of exit from the Investment Project Agreement upon surrender of its participation in the concession and the settlement of liabilities as of the date of opt-out (without access to the 50% of the net production value of drilled wells until exercise of the opt-out options).

Upon full compliance with the parties’ commitments during the Pilot Plan, each party will contribute 50% to the work schedule and cost budget based on the JO Agreement. The Investment Project Agreement provides that during the three phases of the Pilot Plan, a 3D seismic acquisition and processing program will be completed, covering the whole concession area, 35 wells will be drilled with the Vaca Muerta formation as the objective (including vertical and horizontal wells), and a series of surface installations will be built with the purpose of evacuating the area production.

As of December 31, 2017, phase II was completed and phase III began. For this third and last stage of the Pilot in la Amarga Chica, both companies are contemplating the drilling of 10 horizontal wells and the construction of new works and facilities to transport the production of shale oil obtained in the site. The joint investment commitment in this third phase amounts to US$ 192.5 million. It is estimated that this phase will end in the third quarter of 2018. After the completion of this last phase, the Parties will be able to decide on the start of the full development of the area.

•	Granting of exploitation concession for Lindero Atravesado block – Neuquén

On July 10, 2015, the Province of Neuquén agreed to award to both partners, Pan American Energy LLC (Sucursal Argentina) and YPF, pro rata in accordance with their respective interests (62.5% and 37.5%, respectively) in the “Lindero Atravesado” joint venture, the right to an Unconventional Hydrocarbons Exploitation Concession for a 35-year term, pursuant to the provisions of sections 27 bis, 35(b) and related sections of Law No. 17,319, as amended by Law No. 27,007. As a condition to the award of the above mentioned concession rights, concession holders agreed to carry out an Unconventional Tight Gas Pilot program within 4 years, beginning on January 1, 2015, with an investment of US$ 590 million. On July 16, 2015, an agreement in this respect was approved by Decree No. 1540/2015 of the Province of Neuquén.

•	Extension of the JO Agreement for the Magallanes Area

On November 17, 2014, Enap Sipetrol Argentina (“ENAP”) made to YPF, and YPF accepted, an offer whereby ENAP’s rights and obligations under the Magallanes area JO Agreement were extended until the concession termination, with ENAP keeping 50% interest and continuing as Operator. The area concession includes three jurisdictions: Santa Cruz, Estado Nacional and Tierra del Fuego. In consideration for such extension, ENAP agreed to pay to YPF, or invest in the Joint Venture on behalf and on account of YPF, US$ 100 million. The Agreement further provides for the obligation to agree on a so-called “Incremental Project” by September 15, 2015. An operating committee approved the Incremental Project on September 10, 2015, and its approval was ratified by YPF on October 20, 2015. Notwithstanding the foregoing, ENAP is entitled to withdraw at any time from the Incremental Project, without right to compensation or reimbursement therefor, including the Consideration and any royalties as may have been paid until termination.

•	Agreement between YPF and the merged company YSUR Energía Argentina S.R.L., the Province of Neuquén and Gas y Petróleo del Neuquén S.A. (“GyP”)

On October 17, 2016, YPF and YSUR Energía Argentina SRL, (the company merged with YPF), the Province of Neuquén and GyP, entered into an agreement whereby, under Laws No. 17,319, 24,145, 26,197, 26,741 and 27,007 and other applicable legislation, they have agreed as follows, with the subsequent approval of the Agreement by Decree No. 1431/2016 of the Executive Branch of the Province of Neuquén and the ratification by Provincial Law No. 3030/2016:

i.	With regard to “Pampa de las Yeguas I” and “La Ribera I and II” areas, the reconversion of the contracts with GyP into non-conventional operating concessions without GyP participation, for an associated 35-year term, under the terms of Law No. 27,007. The total investment commitment of YPF and its partners associated with the granting of the aforementioned concessions amounts to US$ 220 million, US$ 170 million of which corresponds to YPF’s equity interests.

ii.	With regard to the “La Amarga Chica”, “Bajada de Añelo” and “Bandurria Sur” areas, the terms for the execution of the pilot plans were extended up to a maximum term of 5 years under Law No. 27,007.

iii.	With regard to the “Aguada de Castro”, “Bajo del Toro”, “Cerro Arena”, “Cerro Las Minas”, “Chasquivil”, “Las Tacanas”, “Loma del Molle”, “Pampa de las Yeguas II” and “Salinas del Huitrín” areas, the conversion of the contracts with GyP into exploration permits for non-conventional purposes without participation of GyP, for the associated term of 4 years, under the terms of Law No. 27,007, partially restoring the surface in some of the areas mentioned above. The total commitment of activity associated with the granting of the aforementioned permits will involve an estimated investment by YPF and its partners of US$ 232 million, US$ 155 million of which correspond to YPF’s equity interest.

iv.	Finally, the total equity interest of GyP in the “Cerro Avispa”, “Cerro Partido”, “Loma del Mojón”, “Los Candeleros”, “Santo Domingo I”, “Santo Domingo II”, “Cortadera”, “Huacalera”, “Buta Ranquil I”, “Buta Ranquil II”, “RioBarrancas”, “Chapua Este”, “Corralera” and “Mata Mora” areas has been restored to it.

v.	That, in consideration of the granting of permits, concessions and extension of the deadlines for the execution of the pilot plans, YPF will pay the Province the sum of US$ 30 million, which amount will be partially repaid to YPF by the partners.

On November 25, 2016, Decrees No. 1732/2016 and 1733/2016 were enacted, granting the exploration permits, operating concessions and extension of the periods contemplated in the Agreement.

•	Agreement for the development the Bajada de Añelo Area

On February 23, 2017, YPF and O&G Developments Ltd. S.A. (hereinafter “O&G”), an affiliate of Shell Compañía Argentina de Petróleo S.A., executed a preliminary agreement through which YPF and O&G agreed on the principal terms and conditions for the joint development of a shale oil and shale gas pilot in two phases, for a joint investment amount of US$ 305.8 million plus VAT, in the Bajada de Añelo area in the province of Neuquén, of which O&G will contribute 97.6% and YPF will contribute 2.4%. O&G will be the operator of the area.

On May 12, 2017, and once the preceding conditions have been fulfilled, YPF and O&G have entered into the Assignment Agreement of 50% of the concession that contemplates the joint development of a work program (the “Work Program”) in two phases with the joint investment mentioned above. During the first phase of the Work Program, which will have a maximum duration of 30 months, O&G will contribute a total of US$ 222.6 million and YPF will contribute US$ 7.4 million. The remaining US$ 75.8 million will be contributed by O&G during the second phase of the Work Program.

On August 18, 2017, Provincial Decree 1360/17 approved the transfer of YPF’s interest in favor of O&G and the transfer in escrow to YPF. This guarantee will be valid until O&G fulfills all of its obligations under the Assignment Agreement.

Once the first phase of the Work Program has been completed, O&G will have the option to leave the aforementioned program by returning its participating interest in the concession and the payment of accrued liabilities until the exit date. After the total commitments assumed by the Parties have been met at the stage of the Work Program, each of them will contribute 50% of the budget for the development of the area as provided for in the operation agreement.

•	Subdivision of Bandurria Block - Neuquén

On July 16, 2015, the Province of Neuquén, pursuant to decrees No. 1536/2015 and 1541/2015, approved the subdivision of the Bandurria block (465.5 km2) and awarded 100% of the area known as “Bandurria Norte” (107 km2) to Wintershall Energía S.A., 100% of the area known as “Bandurria Centro” (130 km2) to Pan American Energy LLC (Sucursal Argentina) and 100% of the area known as “Bandurria Sur” (228.5 km2) to YPF, awarding to YPF an Unconventional Hydrocarbons Exploitation Concession in Bandurria Sur area, for a 35-year term, with a commitment to develop a pilot plan to be completed in 3 years with a related investment of US$ 360 million.

•	Agreement for the development of the Bandurria Sur Area

On April 12, 2017, YPF entered into a preliminary agreement with Schlumberger Oilfield Eastern Ltd. (hereinafter “SPM”), an affiliate of Schlumberger Argentina S.A., through which YPF and SPM agreed the main terms and conditions for joint development of a shale oil pilot in two phases, with a total investment of US$390 million in the Bandurria Sur area (hereinafter the “Area”), located in the Province of Neuquén, of which SPM will provide 100%. On October 11, 2017, YPF entered into the definitive agreements with SPM. YPF continues to be the operator of the Area and SPM acquired the right to a 49% participating interest, with YPF retaining the right to the remaining 51%.

•	Agreement for the assignment of interest in the Llancanelo block

On April 18, 2017, YPF entered into a preliminary agreement of non-binding terms and conditions with Patagonia Oil Corp. (“Patagonia”), an affiliate of PentaNova Energy Corp., whereby Patagonia will acquire an 11% participating interest of YPF in the Llancanelo Block, located in the Province of Mendoza, for the total price of US$ 40 million, maintaining YPF a 50% participating interest in such Block. Also, both companies agreed on the main terms and conditions for the development of a heavy crude pilot project in the same Block with a total investment of US$ 54 million during the next 36 months (hereinafter, the “Project”), whereby YPF will be the operator and Patagonia will contribute its expertise in heavy crude oils.

On November 22, 2017, YPF and Alianza Petrolera Argentina S.A., an affiliate of Patagonia and PentaNova Energy Corp (“Alianza”), subscribed the assignment agreement in the terms described above (the “Assignment Agreement”). The investment of the Project corresponding to the participation of YPF will be paid by Alianza as part payment of the price.

Once the above conditions precedent to the entry into force of the Assignment Agreement have been met, among them, the pertinent regulatory approval by the authorities of the Province of Mendoza, the Project will begin.

After the total investment commitments assumed by the Alliance in the Assignment Agreement have been met, the budget for the development of the area will be contributed by both parties according to their participation percentage in the exploitation concession, in accordance with the provisions set forth in the joint operation agreement of the area.

•	Exploration agreement in the Charagua block (Bolivia)

On July 26, 2017, the agreement with Yacimientos Petrolíferos Fiscales Bolivianos (“YPFB”) originally signed in January of 2017 was notarized, to begin the exploration work in Charagua, Bolivia, in a block that has a potential in natural gas resources, estimated at 2.7 TCF (trillion cubic feet). Moreover, the plan of exploration and exploitation activities in Bolivian territory was presented.

During the month of October 2017, the terms for the assignment in favor of YPFB Chaco S.A. were agreed upon of 40% on the Services Contract subscribed with YPFB for the exploration of the block. On December 20, 2017, YPFB approved the Work Program and Budget for the period 2017-2018 for the Charagua Block. Moreover, the assignment agreement was entered into on January 25, 2018. The formal approval of the Legislative Assembly of the Plurinational State of Bolivia is still pending for it to become effective.

Should the expected commercial discovery be made, a Mixed Economy Company (Sociedad de Economía Mixta) will be created by YPFB, YPF E&P (indirect subsidiary of YPF) and Chaco, with a shareholding of 51%, 29.4% and 19.6%, respectively.

•	Agreement for the exploitation of the Aguada Pichana and Aguada de Castro Areas

On July 17, 2017, the agreements executed on July 13, 2017 between YPF, Pan American Energy LLC (Argentine Branch) (“PAE”), Total Austral S.A. (Argentine Branch) (“TOTAL”), Wintershall Energía S.A. (“WIAR”) and the Province of Neuquén, entered into force by means of Decree No.1178/17 of the Provincial Executive Branch, whereby it was agreed:

(i)	the division of the Aguada Pichana area into two new areas “Aguada Pichana Este” (“APE”) and “Aguada Pichana Oeste” (“APO”); with an area of 761 km2 (629 km2 net drillable area) and 605 km2 (443 km2 net drillable area), respectively and the granting of two Concessions of Non Conventional Exploitation of Hydrocarbons; the Parties committing to carry out a pilot program of 20 wells for the approximate amount of US$ 300 million in APE and 11 wells for the approximate amount of US$ 150 million in APO; and

(ii)	the granting of a Concession of Unconventional Exploitation of Hydrocarbons in the Aguada de Castro area (“ACA”), with an area of 163 km2; The Parties committed themselves to carry out a 3-well pilot program for an approximate amount of US$ 50 million

Based on the technical-economic results of the pilot programs and the granting of the benefits of the Stimulus Program provided for by MINEM Resolution No. 46-E / 2017, the total estimated amount of the investments under the Agreements, including the investments which were already disbursed and those which have been committed, would reach an approximate sum of US$ 1,200 million.

The operation in APE will be in charge of TOTAL and the operation in APO and ACA will be in charge of PAE.

Once the Agreements mentioned above have become in full force and effect and the conditions precedent have been complied with, the modifications of the equity interests of YPE will be as follows:

(i)	In the APE area, the interest of YPF will be 22.50%, which implies, with respect to the current interest, the sale of a 4.77% stake.

(ii)	In the APO area, the interest of YPF will be 30%, which implies, with respect to the current interest, the purchase of a 2.73% stake.

(iii)	In the ACA area, the interest of YPF will be 30%, which implies with respect to the current participation, the sale of a 20% stake in ACA.

In relation to ii) and iii), on November 15, 2017, the UT “Aguada de Castro and Aguada Pichana Oeste” was established, which will unify the APO and ACA areas, where YPF will hold a 30% stake once the conditions precedent have been fulfilled.

Notwithstanding the changes in the aforementioned participations, all existing assets, including the production of the existing wells and any future development that is not associated with the Vaca Muerta formation, will not be modified as regards the participation of the Parties.

The execution of the Agreements implies an exchange of participations in the areas for which YPF will receive US$ 52.3 million through investment contributions.

•	Agreement for the exploitation of the Bajo del Toro Area

On August 25, 2017, YPF entered into a preliminary agreement) with Statoil Holding Netherlands B.V. (hereinafter “Statoil”), whereby the parties agreed upon the main terms and conditions for exploration and potential joint development in two phases of the Bajo del Toro area (hereinafter the “Area”) located in the Province of Neuquén.

On January 17, 2018, YPF and Statoil have entered into the definitive agreements (hereinafter the “Definitive Agreements”) for the exploration and potential joint development of the Area. Such Definitive Agreement implemented the transfer of 50% of the exploration permit on the Area in favor of Statoil. YPF will continue to be the operator of the Area and will retain, directly and indirectly, the remaining 50% stake in the permit.

The Definitive Agreements contemplate the joint development of a work program in two phases (the “Work Program”). During the first phase, the Parties will drill two horizontal wells and during the second phase, they will drill six horizontal wells and the corresponding infrastructure associated with the wells. Statoil will pay YPF the price of US$ 30 million at the time of compliance with the conditions precedent established in the Definitive Agreements and then, additionally, it will contribute 100% of the costs and investments required by the Work Program and the potential development of the Area up to the sum of US$ 270 million.

Upon completion of the activities corresponding to the first phase of the Work Program, Statoil will have the option to withdraw from the project by returning its share in the permit and the payment of the accrued liabilities through its exit date. In the event that Statoil does not exercise such exit right, once the activities corresponding to the second phase of the Work Program have been completed, it will again have the option to leave the project in the same conditions as described above.

The entry into force of the Definitive Agreements is subject to compliance with certain conditions precedent, which refers mainly to the authorization of the assignment of participation provided for in such agreements.

29.c) Contractual commitments

The Group has signed contracts by means of which it has committed to buy certain products and services, and to sell natural gas, liquefied petroleum gas and other products. Some of the mentioned contracts include penalty clauses that stipulate compensations for a breach of the obligation to receive, deliver or transport the product object of the contract. The anticipated estimated losses for contracts in progress, if any, considering the compensations mentioned above, have been charged to the income for the year in which they were identified.

In this order, the Group has renegotiated certain natural gas export contracts, and has agreed, between others, to limit compensations only in case of interruptions and/or suspension of deliveries from any cause, except physical force majeure. Also, the Group has agreed to make investments and export gas to temporarily import certain final products. As of the date of issuance of these financial statements, the Group is fulfilling the agreed commitments mentioned above. To the extent that the Group does not comply with such agreements, we could be subject to significant claims, subject to the defenses that the Group might have.

The Group under certain trade agreements has undertaken the obligation with third parties to buy goods and services (such as liquefied petroleum gas, electricity, gas, oil and steam) that as of December 31, 2017 amounted to about 54,466. In addition, it has exploratory, investment and expense commitments until the termination of some of its concessions for 228.860 as of December 31, 2017, including commitments for the extension of concessions mentioned in previous paragraphs.

29.d) Operating lease commitments

As of December 31, 2017, the main lease agreements to which the Group is a lessee correspond to:

•	Lease agreements of equipment for installations and production equipment in reservoirs, and natural gas compression equipment, for an average term of 3 years with the option to be renewed for one 1 additional year and for which the contingent quotas are calculated from a rate per unit of use (pesos per hour / day of use).

•	Lease agreements of vessels and crafts for the transportation of hydrocarbons, for an average term of 5 years and for which the contingent quotas are calculated from a rate per unit of use (pesos per hour / day of use).

•	Lease agreement of land for the installation and operation of service stations, for an average term of approximately 10 years and for which the contingent quotas are calculated from a rate per unit of estimated fuel sales.

The charges for the contracts mentioned above for the fiscal years ended December 31, 2017, 2016 and 2015 amounted to approximately 7,667, 7,612 and 7,364, respectively, corresponding to 2,306, 1,698 and 746 of minimum payments and 5,361, 5,914 and 6,618 of contingent installments, and have been charged to “Rental of real estate and equipment” and “Contracts of work and other services” in the integrated consolidated statement of comprehensive income.

As of December 31, 2017, the estimated future payments related to these contracts are as follows:

	Up to 1 year	From 1 to 5 years	After 6 years
Estimated future payments	5,480	4,265	504

29.e) Granted Guarantees

As of December 31, 2017, in relation to compliance with obligations of subsidiaries, YPF has issued bank guarantees for an approximate amount of US$ 26 million and has assumed other commitments for an approximate value of US$ 42 million.

Additionally, see Note 29.b) for a description of the Chevron transaction and see Note 16 for a description of the financial loans and NO secured by cash flows.